                                                                   Exhibit 10.23


                      SETTLEMENT AND TERMINATION AGREEMENT


      This Settlement and Termination Agreement (the "AGREEMENT") is entered into by and between Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and ScanSoft, Inc. (the "COMPANY") (collectively with Merrill Lynch, the "PARTIES"), effective as of December 28 2001 ("EFFECTIVE DATE").

                                    RECITALS

      A. The Company and Merrill Lynch are parties to that certain engagement letter dated December 13, 1999 (the "ENGAGEMENT LETTER").

      B. Pursuant to the terms of the Engagement Letter, Merrill Lynch was to receive certain payments from the Company as compensation for its role as financial advisor with respect to certain transactions (the "ORIGINAL PAYMENT").

      C. Merrill Lynch now agrees to accept payment other than the Original Payment as payment in full to satisfy fees and expenses due by the Company to Merrill Lynch under the Engagement Letter (the "SETTLEMENT PAYMENT").

      D. The parties intend for this Agreement to be the full, final, and exclusive embodiment of the parties' agreement relating to the matters set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises, covenants and other good and valuable consideration contained herein, it is hereby agreed by and between the parties hereto as follows:

      1. CONSIDERATION. As full and final payment in satisfaction of all fees and expenses to Merrill Lynch by the Company in connection with the Engagement Letter, the Company shall deliver to Merrill Lynch:

            (a) Within 20 days of the execution of this Agreement, a certificate representing sixty-five thousand one hundred (65,100) shares of Common Stock of the Company, par value $0.001 per share (the "STOCK"), which such number represents the number of shares of stock, rounded to the nearest whole 100 share lot, equal in value to ($335,719.00), based on a per share price of ($5.16); and

            (b) No later than January 15, 2002, cash in the amount of ($335,719.00) by wire transfer to an account designated by Merrill Lynch (the "CASH PAYMENT").

            (c) Hereinafter, the Stock and the Cash Payment, together, may be referred to as the "CONSIDERATION."

      2. TERMINATION. The Company and Merrill Lynch agree that the Engagement Letter shall be terminated as of the date hereof; provided that nothing in this Agreement shall be deemed to amend, modify or otherwise affect the provisions in the Engagement Letter relating to indemnification, limitations on liability of Indemnified Parties, contribution, settlements, the status of Merrill Lynch as an independent contractor, the limitation on whom Merrill Lynch shall owe any duties and waiver of the right to trial by jury. Upon receipt of the Consideration by Merrill Lynch the parties acknowledge that the Company will have satisfied all obligations to pay fees and expenses under the Engagement Letter.

      3. LIMITATIONS ON TRANSFER. Merrill Lynch shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with applicable securities laws.

      4. RESTRICTIVE LEGENDS. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

            (a) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

            (b)   Any legend required by state securities laws.

      5. INVESTMENT REPRESENTATIONS. In connection with the receipt of the Stock, Merrill Lynch represents to the Company the following:

            (a) Merrill Lynch is accepting the Stock for investment for Merrill Lynch's own account only (or that of an affiliate) and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

            (b) Merrill Lynch understands that the Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Merrill Lynch's investment intent as expressed herein.

            (c) Merrill Lynch acknowledges and agrees that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. Merrill Lynch has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

            (d) Merrill Lynch further warrants and represents that Merrill Lynch has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect its own interests in connection with the purchase of the Stock by virtue of the business or financial expertise of itself or of professional advisors to Merrill Lynch who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

      6.    REPRESENTATIONS OF THE COMPANY.

            (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and corporate authority to own its property and to conduct its business as currently conducted.

            (b) The Stock has been duly authorized and reserved and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

            (c) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement (as defined below) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company to authorize this Agreement or the Registration Rights Agreement. Each of this Agreement and the Registration Rights Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equity principles.

            (d) The Company files certain periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "SEC DOCUMENTS"). As of their respective dates, none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      7. REGISTRATION RIGHTS AGREEMENT. Simultaneously with the execution and delivery of this Agreement, the Company and Merrill Lynch have entered into a Registration Rights Agreement in the form attached hereto as EXHIBIT A, dated as of the date hereof (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to register the Stock under certain circumstances.

      8. REFUSAL TO TRANSFER. Other than with respect to a Merrill Lynch affiliate, the Company shall not be required (a) to transfer on its books any shares of the Stock which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

      9. SUCCESSORS AND ASSIGNS. This Agreement shall bind the personal representatives, successors and assigns of both Merrill Lynch and the Company, and inure to the benefit of both Merrill Lynch and the Company, and their respective successors and assigns.

      10. COSTS AND FEES. Except as specifically set forth herein, the parties will bear their own costs, expenses, and attorneys' fees, whether taxable or otherwise, incurred in or arising out of or in any way related to the matters released herein.

      11. VOLUNTARY AND KNOWING. Each party acknowledges that it has had the opportunity to consult with legal counsel regarding the meaning and consequences of this Agreement, and further acknowledges that it has read and understands this Agreement, and that it has executed this Agreement on its own free will and accord, without any duress or undue influence.

      12. WAIVER. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instruments signed by the Party charged with the waiver or estoppel; no written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

      13. TAXES. The parties expressly acknowledge that no party has made, nor herein makes, any representation about the tax consequences of any consideration provided by or to any party pursuant to this Agreement.

      14. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, by hand or by messenger, addressed:

            (a)   if to the Holder, to:

                  Merrill Lynch , Pierce, Fenner & Smith Incorporated 4 World Financial Center - 30th Floor
                  New York, NY  10281-6100
                  Attention:  Gary Carlin
                  Telephone Number:  212-4495825
                  Facsimile Number:  212-449-9474

                  With a copy to:
                  Christine Walsh, Esq.
                  4 World Financial Center - 12th Floor
                  New York, NY  10281-6100
                  Telephone Number:  212-449-6991
                  Facsimile Number:  212-449-3207

                  or at such other address as Holder shall have furnished to the Company.

            (b)   if to the Company, to:

                  ScanSoft, Inc.
                  9 Centennial Drive
                  Peabody, MA  01960
                  Attention:  Chief Financial Officer
                  Telephone Number: 978-977-2000
                  Facsimile Number:  978-977-2436

                  or at such other address as the Company shall have furnished to the Holder with a copy to:

                  Wilson Sonsini Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, CA 94304-1050
                  Attention:  Katharine A. Martin, Esq.
                  Telephone Number:  (650) 493-9300
                  Facsimile Number:  (650) 493-6811

Each such notice or other communication shall, for all purposes of this Agreement, be treated as effective or having been given when actually delivered as provided above, if delivered personally or by messenger, or, on the day shown on the return receipt, if sent by mail or other delivery service.

      15. DUTY TO EFFECTUATE. Each of the Parties agrees to perform any lawful additional acts, including the execution of additional agreements, as are reasonably necessary to effectuate the purpose of this Agreement.

      16. ENTIRE AGREEMENT. Subject to Section 2 hereof, this Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between the parties with respect to the subject matter of this Agreement. This Agreement is executed without reliance upon any promise, warranty or representation, written or oral, by any party or any representative of any party other than those expressly contained herein. This Agreement may not be amended or modified except in a writing signed by Merrill Lynch and the Company.

      17. SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement, and the provision in question shall be modified by the court so as to be rendered enforceable.

      18. CONSTRUCTION. The parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and have had the opportunity to influence the choice of language and, therefore, waive the application of any law, regulations, holding or rule of construction providing that ambiguities in this Agreement or other document will be construed against the party drafting such agreement or document.

      19. PARAGRAPH HEADINGS. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      20. APPLICABLE LAW. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of New York as applied to contracts made and to be performed entirely within New York.

      21. JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Any action brought in contravention of this paragraph by one party is subject to dismissal at any time and at any stage of the proceedings by the other, and no action taken by the other in defending, counterclaiming or appealing shall be construed as a waiver of this right to immediate dismissal. A party bringing an action in contravention of this paragraph shall be liable to the other party for the costs, expenses and attorney's fees incurred in successfully dismissing the action or successfully transferring the action to a forum located within the State of New York.

      22. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have duly authorized and caused this Agreement to be executed as of the date set forth above.

SCANSOFT, INC.


By: /s/ Richard S. Palmer
    -------------------------------------------
Print Name:  Richard S. Palmer
             ----------------------------------
Title:  Senior Vice President and Chief Financial Officer
        -------------------------------------------------

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:  /s/ John Griffith
     ---------------------------------
Print Name:  John Griffith
             -------------------------
Title:  Vice President
        ------------------------------





            [SIGNATURE PAGE TO SETTLEMENT AND TERMINATION AGREEMENT]

                                   EXHIBIT A

                                 SCANSOFT, INC.

                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "AGREEMENT") is made effective as of December 28, 2001 (the "EFFECTIVE DATE"), by and between ScanSoft, Inc. (the "COMPANY") and Merrill Lynch & Co. Inc. (the "HOLDER").

                                    RECITALS

            A. The Company has entered into a Settlement and Termination Agreement with the Holder dated as of the date hereof (the "SETTLEMENT AGREEMENT") pursuant to which the Company will issue 65,100 shares of Common Stock of the Company (the "STOCK") to Holder.

            B. The Settlement Agreement contemplates the simultaneous execution of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

      1. CERTAIN DEFINITIONS. As used in this Agreement, the terms below shall have the following respective meanings:

            "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "REGISTRABLE SECURITIES" means the Stock, or shares issuable in respect thereof upon any stock split, stock dividend, recapitalization, merger or other reorganization; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

            "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRATION EXPENSES" means all expenses, except Selling Expenses, incurred by the Company in complying with Section 4 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, "blue sky" fees and expenses, and the expense of any special audits incident to or required by any such registration.

            "RULE 144" means Rule 144 promulgated under the Securities Act.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING EXPENSES" means (i) all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and (ii) all fees and disbursements of counsel for the Holder.

      2. RESTRICTIONS ON TRANSFERABILITY. The Registrable Securities, and any other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger or other reorganization, shall be subject to the restrictions on transfer set forth in the Settlement Agreement. Each certificate evidencing the securities so transferred shall bear, except if such transfer is made pursuant to Rule 144 or pursuant to an effective registration statement, the restrictive legend set forth in Section 3 below, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder, such legend is not required in order to establish or ensure compliance with the provisions of the Securities Act.

      3. RESTRICTIVE LEGEND. Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with the following or similar legend:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

The Holder consents to the making of a notation by the Company on its records and the giving of instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

      4.    REGISTRATION ON FORM S-3.

            (a) Registration. If, after the Effective Date, the Company shall receive from the Holder a written request that the Company file a registration statement on Form S-3 (or any successor form, a "FORM S-3 REGISTRATION STATEMENT"), the Company shall cause a Form S-3

Registration Statement covering all Registrable Securities to be filed within or upon the earlier of (i) 20 business days of such written request or (ii) the filing of any other Form S-3 Registration Statement covering the sale of Company securities, and shall use reasonable efforts to cause such registration statement to be declared effective within 90 days of such written request. The Company shall use its reasonable efforts to keep such registration statement effective until all of the Registrable Securities have been sold, except as provided in Section 4(b).

            (b) Limitations on Registration and Sale of Registrable Securities. Notwithstanding anything in this Agreement to the contrary, the Company's obligations and the Holder's rights under this Section 4 are subject to the limitations and qualifications set forth below, which may be waived in writing by the Company.

                  (i) The Company shall have no obligation to keep effective a registration statement hereunder following such time as the Holder is eligible to sell all of its Registrable Securities in a three-month period under the applicable provisions of Rule 144.

                  (ii) The Holder will sell Registrable Securities pursuant to an effective registration statement, unless such sale would otherwise be exempt from the registration requirements of the Securities Act.

                  (iii) If the Company furnishes to the Holder a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith reasonable judgment of the Chief Executive Officer, after consultation with the Company's advisors and the Board of Directors of the Company, it would be detrimental to the Company for a Form S-3 Registration Statement to be effected due to (A) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the prospectus contained in the Form S-3 Registration Statement, which premature disclosure, in the good faith judgment of the Board of Directors, would reasonably be expected to have an adverse effect on the Company or otherwise be inadvisable or (B) the existence of other facts or circumstances as a result of which the prospectus contained or to be contained in the Form S-3 Registration Statement includes or would include an untrue statement of a material fact or omits or would omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company may defer the filing of the Form S-3 Registration Statement until the earlier of (1) the date on which such material information is disclosed to the public or ceases to be material, (2) up to 60 calendar days after the date of the certificate delivered pursuant to this
Section 4(b)(iii), or (3) the filing of any other Form S-3 Registration Statement covering the sale of Company securities.

            (c) Registration Procedures. In connection with any registration required under this Agreement, the Company shall take the actions set forth below.

                  (i) The Company shall permit a single firm of counsel designated by the Holder to review the Form S-3 Registration Statement and all amendments and supplements thereto a reasonable period of time prior to the filing of the Form S-3 Registration Statement with the Commission and shall not file the Form S-3 Registration Statement in a form to which such counsel reasonably objects.

                  (ii) The Company shall notify the Holder of any stop order issued or threatened by the Commission or other suspension of effectiveness of the Form S-3 Registration Statement and will take all reasonable actions necessary or appropriate to prevent the entry of such stop order or to remove it if entered and will notify the Holder of the resolution of such situation.


                  (iii) The Company shall furnish to the Holder, and each underwriter, if any, of Registrable Securities covered by the Form S-3 Registration Statement filed pursuant to this Agreement (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Form S-3 Registration Statement and any amendment thereto, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and, as promptly as practicable after the date of effectiveness of the Form S-3 Registration Statement or any amendment thereto, a notice stating that the Form S-3 Registration Statement or amendment thereto has been declared effective, and (B) such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder. Such delivery of documents pursuant to (B) above shall be made by the Company within three (3) trading days of receipt of a request therefor from the Holder.

                  (iv) The Company shall use its commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each state of the United States of America as any of the Holder or underwriters, if any, of the Registrable Securities covered by a registration statement filed hereunder reasonably requests, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder and each underwriter, if any, to consummate the disposition in such states of the Registrable Securities owned by the Holder; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (v) The Company shall immediately notify the Holder of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in the Form S-3 Registration Statement, as then in effect, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and furnish to each Holder and file with the Commission a supplement or amendment to such prospectus or registration statement or take such other action so that such prospectus or registration statement will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (vi) The Company shall enter into customary agreements (including an underwriting agreement with Merrill Lynch in customary form including customary representations and warranties, covenants and closing conditions) and take all such other reasonable and customary actions as the Holder or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement.

                  (vii) With respect to any disposition pursuant to a registration statement filed under this Agreement, the Company shall cause the officers, directors and employees of the Company and each of its subsidiaries to supply such information and respond to such inquiries as the Holder or any underwriter or agent may reasonably request or make for the purpose of exercising its due diligence responsibility and, in particular, confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (viii) The Company shall pay any fees for the additional listing of the Shares of its common stock on the Nasdaq National Market as required by the Nasdaq National Market, or such other principal market as the Company's Common Stock may then be listed or traded, and take such other acts as may be necessary to secure such listing.

      5. OTHER REGISTRATION RIGHTS. The Holder acknowledges that certain other securityholders of the Company may now or hereafter have registration rights, and that such other securityholders may be entitled to sell their securities at the same time, or pursuant to the same registration and underwriting, as the Holder hereunder. Notwithstanding anything set forth herein, the registration rights conferred herein are subordinate in all respects to the registration rights conveyed to Xerox Corporation in that certain Registration Rights Agreement by and among Visioneer, Inc. and Xerox Corporation dated March 2, 1999.

      6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with the Company's obligations hereunder shall be borne by the Company. All Selling Expenses relating to securities proposed to be registered hereunder and all other registration expenses shall be borne by the Holder.

      7.    INDEMNIFICATION.

            (a) The Company will indemnify the Holder, each of its officers and directors, employees, partners, advisors and agents, and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to the registration which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including reasonable costs of investigation and reasonable legal fees and expenses and any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities and, in either case, the Company will reimburse each

Indemnified Party (as defined in Section 7(c)), for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by the Holder or controlling person or their agent, and stated to be specifically for use therein; and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was furnished to the Holder or an underwriter within the period of time required by the Securities Act, and if the final prospectus or the amended or supplemented prospectus, as applicable, cured the defect giving rise to the loss, liability, claim or damage. The Company also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above, if so requested.

            (b) The Holder will indemnify the Company, each of its directors and officers, employees, partners, advisors and agents and each person controlling the Company within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, preliminary prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by such Holder or controlling person or their agent and stated to be specifically for use therein; provided, however, that the foregoing indemnity is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was furnished by the Company to the Holder or underwriter within the time period required by the Securities Act, and if the final prospectus, as amended or supplemented, as applicable, cured the defect giving rise to the loss, liability, claim or damage; and provided further, however, that the Holder shall be liable for only that amount as does not exceed the net proceeds actually received by the Holder as a result of the offering of Registrable Securities to which the loss, liability, claim or damage relates. The Holder also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above, if so requested.

            (c) Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING

PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, (ii) that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and then only to the extent that such Indemnifying Party is materially prejudiced, and (iii) that the Indemnifying Party shall not assume the defense for matters as to which, in the reasonable opinion of counsel retained by the Indemnified Party, there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and a covenant not to sue or (ii) includes admission of fault by the Indemnified Party. The indemnification required by this Section 7 shall be made by periodic payments of expenses, losses, damage or liability incurred during the course of the investigation or defense, as such expenses, losses, damage or liability are incurred and are due and payable.

      8.    CONTRIBUTION. If for any reason the indemnification provided for in
Section 7 is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 7, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations, provided that the Holder shall not be required to contribute an amount greater than the dollar amount of the net proceeds received by the Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by (i) pro rata allocation (even if all Holders or any agents for the Holders or any underwriters of the Registrable Securities, or all of them, were treated as one entity for such purpose), or (ii) by any other method that does not take into account the equitable considerations referred to in this Section 8. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

      9. INFORMATION BY HOLDER. The Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to effect any registration hereunder prior to its receipt of such information.

      10. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use all reasonable efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) Furnish to the Holder, so long as the Holder owns any Registrable Securities, within a reasonable time after the Holder's written request, a written statement by the Company as to its compliance with the foregoing requirements.

      11. TRANSFER OF REGISTRATION RIGHTS. The rights granted to the Holder to cause the Company to register securities in accordance with Section 4 may not be assigned to any person that is not an affiliate of the Holder without the prior written consent of the Company in its sole discretion.

      12. AMENDMENT. Except as otherwise provided above, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

      13. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York, without regard to conflict of laws provisions.

      14. ENTIRE AGREEMENT. This Agreement and the Settlement Agreement constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, all other agreements regarding the registration rights of the Holder shall hereby expire. The provisions hereof shall inure to the benefit of, and be binding upon the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

      15. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, by hand or by messenger, addressed:

            (a)   if to the Holder, to:

                  Merrill Lynch , Pierce, Fenner & Smith Incorporated 4 World Financial Center - 30th Floor
                  New York, NY  10281-6100
                  Attention:  Gary Carlin

                  Telephone Number:  212-449-5825
                  Facsimile Number:  212-449-9474


                  With a copy to:
                  Christine Walsh, Esq.
                  4 World Financial Center - 12th Floor
                  New York, NY  10281-6100
                  Telephone Number:  212-449-6991
                  Facsimile Number:  212-449-3207

                  or at such other address as the Holder shall have furnished to the Company.

            (b)   if to the Company, to:

                  ScanSoft, Inc.
                  9 Centennial Drive
                  Peabody, MA  01960
                  Attention:  Chief Financial Officer
                  Telephone Number:  978-977-2000
                  Facsimile Number:  978-877-2436


                  or at such other address as the Company shall have furnished to the Holder,

                  with a copy to:

                  Wilson Sonsini Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, CA 94304-1050
                  Attention:  Katharine A. Martin, Esq.
                  Telephone Number:  (650) 493-9300
                  Facsimile Number:  (650) 493-6811

Each such notice or other communication shall, for all purposes of this Agreement, be treated as effective or having been given when actually delivered as provided above, if delivered personally or by messenger, or, on the day shown on the return receipt, if sent by mail or other delivery service.

      16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



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                                      -9-

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SCANSOFT, INC.


By:__________________________

Name:________________________

Title:_______________________


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:__________________________

Name:________________________

Title:_______________________








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